Financial Statements
(Unaudited)

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)
June 30, 2010

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Financial Statements (Unaudited)

June 30, 2010

Special Value Expansion Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

June 30, 2010

Percent of Cash
Industry	and Investments

Communications Equipment Manufacturing	13.2%
Wired Telecommunications Carriers	12.7%
Activities Related to Credit Intermediation	9.3%
Other Electrical Equipment and Component Manufacturing	8.0%
Data Processing, Hosting, and Related Services	6.8%
Plastics Product Manufacturing	6.5%
Semiconductor and Other Electronic Component Manufacturing	6.3%
Radio and Television Broadcasting	3.2%
Alumina and Aluminum Production and Processing	3.2%
Gambling Industries	2.0%
Offices of Real Estate Agents and Brokers	1.6%
Industrial Machinery Manufacturing	1.6%
Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing	1.5%
Basic Chemical Manufacturing	1.2%
Wireless Telecommunications Carriers (except Satellite)	1.0%
Management, Scientific, and Technical Consulting Services	0.8%
Full-Service Restaurants	0.8%
Other Professional, Scientific, and Technical Services	0.7%
Computer and Peripheral Equipment Manufacturing	0.6%
Nondepository Credit Intermediation	0.5%
Securities and Commodity Contracts Intermediation and Brokerage	0.4%
Depository Credit Intermediation	0.3%
Electric Power Generation, Transmission and Distribution	0.2%
Home Furnishings Stores	0.1%
Other Amusement and Recreation Industries	0.0%
Cash and Cash Equivalents	17.5%

Total	100.0%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

June 30, 2010

Assets
Investments, at fair value:
Unaffiliated issuers (cost $232,441,990)	$184,747,490
Affiliates (cost $98,399,757)	113,366,877
Controlled companies (cost $25,667,832)	12,007,775
Total investments (cost $356,509,579)	310,122,142

Cash and cash equivalents	65,970,571
Accrued interest income:
Unaffiliated issuers	7,535,163
Affiliates	13,592
Controlled companies	3,618
Receivable for investments sold	1,954,801
Unrealized appreciation on swaps	633,488
Dividend receivable from affiliated issuer	21,148
Other receivables	159,520
Prepaid expenses and other assets	85,382
Total assets	386,499,425

Liabilities
Credit facility payable, at fair value (cost $80,000,000)	80,616,981
Payable for investments purchased	7,029,828
Distributions payable	3,500,000
Interest payable	641,894
Management and advisory fees payable	216,492
Payable to affiliate	66,024
Accrued expenses and other liabilities	618,335
Total liabilities	92,689,554

Preferred stock
Series A and B, $50,000/share liquidation preference; unlimited shares authorized, 953 shares issued and outstanding	47,650,000
Accumulated dividends on Series A and B preferred shares	65,930
Series S, $1,000/share liquidation preference; 1 share authorized, no shares issued and outstanding	-
Series Z, $500/share liquidation preference; 500 shares authorized, 312 shares issued and outstanding	156,000
Accumulated dividends on Series Z preferred shares	6,189
Total preferred stock	47,878,119

Net assets applicable to common shareholders	$245,931,752

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized; 546,750.239 shares issued and outstanding	$547
Paid-in capital in excess of par	324,408,964
Accumulated net investment income	3,451,418
Accumulated net realized loss	(35,524,638)
Accumulated net unrealized depreciation	(46,332,420)
Accumulated dividends to preferred shareholders	(72,119)
Net assets applicable to common shareholders	$245,931,752

Common stock, NAV per share	$449.81

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

June 30, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (46.57%)
Bank Debt (29.41%) (1)
Alumina and Aluminum Production and Processing (2.96%)
Revere Holdings Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14 (2), (8)	$24,760,720	$8,294,841	2.20%
Revere Industries, LLC, 1st Lien Rollover Term Loan, LIBOR + 6%, due 6/30/13 (2), (8)	$560,762	560,762	0.15%
Revere Industries, LLC, 1st Lien Term Loan, LIBOR + 6%, due 6/30/13 (2), (8)	$228,100	171,075	0.05%
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13 (2), (8)	$33,412	-	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2%, due 6/30/13 (2), (8)	$2,097,372	2,097,372	0.56%
Total Alumina and Aluminum Production and Processing		11,124,050

Communications Equipment Manufacturing (5.93%)
Dialogic Corporation, Bridge Term Loan, 20%, due 3/31/11	$90,818	90,909	0.02%
Dialogic Corporation, Senior Secured Notes, 15% Cash + 2% PIK, due 1/31/11	$1,912,003	1,890,014	0.50%
Dialogic Corporation, Senior Secured Notes, LIBOR + 10% Cash + 2% PIK, due 1/31/11	$10,705,250	10,705,250	2.85%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14	$10,696,395	9,626,756	2.56%
Total Communications Equipment Manufacturing		22,312,929

Computer and Peripheral Equipment Manufacturing (0.56%)
Targus Group, 1st Lien Term Loan, LIBOR + 5.75% Cash + 3.5% PIK, due 11/22/12	$2,477,333	2,124,313	0.56%

Electric Power Generation, Transmission, and Distribution (0.03%)
La Paloma Generating Company, Residual Bank Debt (3)	$13,943,926	109,407	0.03%

Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing (1.48%)
Acument Global Technologies, LLC, 1st Lien Term Loan, Prime + 6% Cash + 4% PIK, due 8/11/13	$3,446,107	3,368,569	0.90%
Precision Partners Holdings, 1st Lien Delayed Draw Term Loan, LIBOR + 6.5%, due 10/2/13	$183,319	144,822	0.04%
Precision Partners Holdings, 1st Lien Term Loan, LIBOR + 6.5%, due 10/2/13	$2,580,303	2,038,440	0.54%
Total Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing		5,551,831

Management, Scientific, and Technical Consulting Services (0.84%)
Booz Allen Hamilton Inc., Mezzanine Loan, 13%, due 7/31/16	$3,082,566	3,151,924	0.84%

Offices of Real Estate Agents and Brokers (0.88%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$5,301,205	5,568,476	1.48%
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13	$12,228,916	(2,262,349)	(0.60)%
Total Offices of Real Estate Agents and Brokers		3,306,127

Plastics Product Manufacturing (3.33%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/11 (2)	$9,061,139	9,061,139	2.41%
WinCup Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/11 (2)	$3,457,894	3,457,894	0.92%
Total Plastics Product Manufacturing		12,519,033

Radio and Television Broadcasting (3.07%)
Encompass Digital Media Group, Inc., 1st Lien Revolver, 13%, due 12/31/14	$1,347,656	548,047	0.15%
Encompass Digital Media Group, Inc., 1st Lien Term Loan, 13%, due 12/31/14	$10,567,894	10,990,610	2.92%
Total Radio and Television Broadcasting		11,538,657

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Semiconductor and Other Electronic Component Manufacturing (5.72%)
Isola USA Corporation, 1st Lien Term Loan, Prime + 9.75%, due 12/18/12	$6,021,355	$6,021,355	1.60%
Isola USA Corporation, 2nd Lien Term Loan, Prime + 14.5%, due 12/18/13	$15,133,531	13,695,846	3.64%
Isola USA Corporation, Revolver, Prime + 9%, due 12/18/12	$1,858,279	1,811,822	0.48%
Total Semiconductor and Other Electronic Component Manufacturing		21,529,023

Wired Telecommunications Carriers (4.61%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan, EURIBOR + 2.75%, due 8/9/15 - (Netherlands) (4)	€125,915	127,899	0.03%
Hawaiian Telcom Communications, Inc., Revolver, Prime + 1.25%, due 4/30/12	$2,865,229	2,440,221	0.65%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, due 4/15/15	$3,262,590	3,270,747	0.87%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan, EURIBOR + 3.5%, due 8/9/16 - (Netherlands) (4)	€1,477,562	1,430,770	0.38%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (4)	€1,675,530	1,599,401	0.43%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17 - (Netherlands) (4)	€12,308,292	8,472,874	2.25%
Total Wired Telecommunications Carriers		17,341,912

Total Bank Debt (Cost $132,271,762)		110,609,206

Other Corporate Debt Securities (17.16%)
Basic Chemical Manufacturing (1.18%)
Kronos International, Inc., Senior Secured Notes, 6.5%, due 4/15/13 (4)	€4,328,000	4,449,149	1.18%

Data Processing, Hosting, and Related Services (6.13%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15 (5)	$12,934,000	12,287,300	3.27%
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17 (5)	$9,485,000	10,765,475	2.86%
Total Data Processing, Hosting, and Related Services		23,052,775

Full-Service Restaurants (0.76%)
Landry's Restaurants, Inc., Senior Secured Notes, 11.625%, due 12/1/15 (5)	$2,739,000	2,862,255	0.76%

Gambling Industries (2.03%)
Harrah's Operating Company Inc., Senior Secured Notes, 11.25%, due 6/1/17	$464,000	489,520	0.13%
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18	$8,673,000	7,133,543	1.90%
Total Gambling Industries		7,623,063

Home Furnishings Stores (0.05%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (3)	$2,782,000	191,263	0.05%

Industrial Machinery Manufacturing (1.50%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13 (3), (5)	$5,632,000	5,632,000	1.50%

Nondepository Credit Intermediation (0.55%)
General Electric Capital Corporation, FDIC Guaranteed Notes, 1.8%, due 3/11/11	$500,000	505,590	0.14%
General Electric Capital Corporation, FDIC Guaranteed Notes, 3%, due 12/9/11	$1,500,000	1,551,270	0.41%
Total Nondepository Credit Intermediation		2,056,860

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Debt Investments (continued)
Offices of Real Estate Agents and Brokers (0.72%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$3,556,000	$2,708,961	0.72%

Other Professional, Scientific, and Technical Services (0.69%)
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12 - (UK/France/Germany) (5)	$3,162,000	2,608,650	0.69%

Plastics Product Manufacturing (0.08%)
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09 (3), (5)	$6,973,000	296,701	0.08%

Securities and Commodity Contracts Intermediation and Brokerage (0.40%)
Goldman Sachs Group, Inc., FDIC Guaranteed Notes, 1.7%, due 3/15/11	$500,000	504,465	0.13%
JP Morgan Chase & Co., FDIC Guaranteed Notes, 1.65%, due 2/23/11	$1,000,000	1,007,130	0.27%
Total Securities and Commodity Contracts Intermediation and Brokerage		1,511,595

Wired Telecommunications Carriers (2.05%)
ITC Deltacom Inc., Senior Secured Notes, 10.5%, due 4/1/16 (5)	$8,000,000	7,710,000	2.05%

Wireless Telecommunications Carriers (except Satellite) (1.02%)
Clearwire Communications, LLC, Senior Secured Notes, 12%, due 12/1/15	$3,856,000	3,849,573	1.02%

Total Other Corporate Debt Securities (Cost $73,766,435)		64,552,845

Total Debt Investments (Cost $206,038,197)		175,162,051

Equity Securities (35.89%)
Activities Related to Credit Intermediation (9.33%)
Online Resources Corporation, Common Stock (2), (3), (6)	549,555	2,280,653	0.61%
Online Resources Corporation, Series A-1 Convertible Preferred Stock (2), (3), (5), (6)	22,255,193	32,799,377	8.72%
Total Activities Related to Credit Intermediation		35,080,030

Alumina and Aluminum Production and Processing (0.24%)
Revere Holdings Inc., Class A Common Shares (2), (3), (5), (8)	910	-	-
Revere Holdings Inc., Class B Common Shares (2), (3), (5), (8)	2,060	-	-
Revere Leasing LLC, Class A Units (2), (3), (5), (8)	910	270,606	0.07%
Revere Leasing LLC, Class B Units (2), (3), (5), (8)	2,060	613,119	0.17%
Total Alumina and Aluminum Production and Processing		883,725

Basic Chemical Manufacturing (0.00%)
Hawkeye Renewables, LLC, Class B Units (3), (5)	198	-	-
Hawkeye Renewables, LLC, Class C Units (3), (5)	156	16,030	-
Total Basic Chemical Manufacturing		16,030

Communications Equipment Manufacturing (7.25%)
Dialogic Corporation, Class A Convertible Preferred Stock - (Canada) (3), (5)	3,037,033	3,037,033	0.81%
Gores I SF Luxembourg S.àr.1. Company Ordinary Shares - (Luxembourg) (2), (3), (4), (5), (6)	116,474	9,742,956	2.59%
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates - (Luxembourg) (2), (4), (5), (6)	11,530,912	14,486,170	3.85%
Total Communications Equipment Manufacturing		27,266,159

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments

Equity Securities (continued)
Data Processing, Hosting, and Related Services (0.64%)
GXS Holdings, Inc., Common Stock (3), (5)	708,885	$-	-
GXS Holdings, Inc., Series A Preferred Stock (3), (5)	28,355	2,406,513	0.64%
Total Data Processing, Hosting, and Related Services		2,406,513

Depository Credit Intermediation (0.32%)
Doral Financial Corporation, Non-Contingent Offered Preferred Stock Shares (3), (5)	399	252,000	0.07%
Doral Holdings, LP Interest (3), (5)	319,060	925,330	0.25%
Total Depository Credit Intermediation		1,177,330

Electric Power Generation, Transmission and Distribution (0.19%)
Mach Gen, LLC, Common Units (3), (5)	9,740	730,500	0.19%

Industrial Machinery Manufacturing (0.10%)
GSI Group, Inc., Common Stock (3), (5)	157,119	380,228	0.10%

Other Amusement and Recreation Industries (0.02%)
Bally Total Fitness Holding Corporation, Common Stock (3), (5)	1,785	65,479	0.02%
Bally Total Fitness Holding Corporation, Warrants (3), (5)	3,218	15,446	-
Total Other Amusement and Recreation Industries		80,925

Other Electrical Equipment and Component Manufacturing (7.96%)
EP Management Corporation, Common Stock (2), (5), (6), (7)	854,400	29,933,904	7.96%

Plastics Product Manufacturing (3.09%)
WinCup, Inc., Common Stock (2), (3), (5), (6)	31,020,365	11,604,784	3.09%

Radio and Television Broadcasting (0.14%)
Encompass Digital Media Group, Inc., Common Stock (3), (5)	105,698	539,060	0.14%

Semiconductor and Other Electronic Component Manufacturing (0.54%)
TPG Hattrick Holdco, LLC, Common Units (3), (5)	969,092	2,017,805	0.54%

Wired Telecommunications Carriers (6.07%)
Integra Telecom, Inc., Common Stock (3), (5)	4,777,651	22,734,241	6.04%
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (3), (4), (5)	1,779,000	108,857	0.03%
Integra Telecom, Inc., Warrants (3), (5)	1,300,529	-	-
Total Wired Telecommunications Carriers		22,843,098

Total Equity Securities (Cost $150,471,382)		134,960,091

Total Investments (Cost $356,509,579) (9)		310,122,142

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

June 30, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Cash and Cash Equivalents (17.54%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.05%, Collateralized by U.S. Treasury Note and FHLB Discount Note	$15,945,968	$15,945,968	4.24%
American Express Credit Corporation, Commercial Paper, 0.05%, due 7/1/10	$15,000,000	15,000,000	3.99%
Citicorp Funding, Inc., Commercial Paper, 0.25%, due 7/1/10	$3,000,000	3,000,000	0.80%
Toyota Motor Credit Corporation, Commercial Paper, 0.25%, due 7/8/10	$2,500,000	2,499,879	0.66%
General Electric Company, Commercial Paper, 0.08%, due 7/15/10	$15,000,000	14,999,533	3.99%
Chevron Funding Corporation, Commercial Paper, 0.07%, due 8/2/10	$14,000,000	13,999,129	3.72%
Cash Denominated in Foreign Currencies (Cost $54,122)	€46,227	56,573	0.02%
Cash Held on Account at Various Institutions	$469,489	469,489	0.12%
Total Cash and Cash Equivalents		65,970,571

Total Cash and Investments		$376,092,713	100.00%

Notes to Statement of Investments

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933.  Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Non-income producing security.

(4)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(8)	Issuer is a controlled company.

(9)	Includes investments with an aggregate fair value of $19,604,661 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $62,079,400 and $107,398,681, respectively.
Aggregate purchases include investment assets received as payment in kind.  Aggregate sales include principal paydowns on debt investments.

The total value of restricted securities and bank debt as of June 30, 2010 was $285,451,025 or 75.90% of total cash and investments of the Company.

Swaps at June 30, 2010 were as follows:

Instrument	Notional Amount	Fair Value

Euro/US Dollar Cross Currency Basis Swap, Pay Euros / Receive USD, Expires 5/17/12	$6,560,548	$633,488

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Nine Months Ended June 30, 2010

Investment income
Interest income:
Unaffiliated issuers	$14,753,430
Affiliates	1,123,938
Controlled companies	961,448
Dividend income from affiliates	1,209,335
Other income:
Unaffiliated issuers	570,995
Affiliates	43,250
Total investment income	18,662,396

Operating expenses
Management and advisory fees	2,087,092
Interest expense	919,602
Credit enhancement fees	887,037
Commitment fees	330,485
Legal fees, professional fees and due diligence expenses	219,568
Director fees	126,750
Insurance expense	87,436
Custody fees	75,000
Other operating expenses	352,536
Total expenses	5,085,506

Net investment income	13,576,890

Net realized and unrealized gain (loss)
Net realized loss from investments in unaffiliated issuers	(11,376,968)

Net change in unrealized appreciation/depreciation on:
Investments and foreign currency	30,850,764
Credit facility	(2,679,450)
Net change in unrealized appreciation/depreciation	28,171,314

Net realized and unrealized gain	16,794,346

Distributions to preferred shareholders	(1,217,372)
Net change in reserve for distributions to preferred shareholders	31,429

Net increase in net assets applicable to common shareholders resulting from operations	$29,185,293

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Nine Months Ended
	June 30,	Year Ended
	2010	September 30,
	(Unaudited)	2009

Total common shareholder committed capital	$300,000,000	$300,000,000

Net assets applicable to common shareholders, end of prior period	$233,046,459	$232,808,517
Adjustment for change in accounting principle - credit facility fair valuation (Note 5)	-	15,382,845
Net assets applicable to common shareholders, beginning of period, adjusted	233,046,459	248,191,362

Net investment income	13,576,890	17,532,090
Net realized loss	(11,376,968)	(10,783,201)
Net change in unrealized appreciation/depreciation	28,171,314	(38,872,405)
Gain on retirement of Series A and B preferred shares	-	29,054,250
Distributions to preferred shareholders from:
Net investment income	(1,217,372)	(1,843,337)
Net realized gains	-	(401,819)
Net change in reserve for distributions to preferred shareholders	31,429	169,519
Net increase (decrease) in net assets applicable to common
shareholders resulting from operations	29,185,293	(5,144,903)

Distributions to common shareholders from:
Net investment income	(16,300,000)	(8,926,171)
Net realized gains	-	(1,073,829)
Total distributions to common shareholders	(16,300,000)	(10,000,000)

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $3,451,418 and $7,391,900, respectively)	$245,931,752	$233,046,459

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Nine Months Ended June 30, 2010

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$29,185,293
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss	11,376,968
Net change in unrealized appreciation/depreciation	(28,206,914)
Distributions paid to preferred shareholders	1,217,372
Net change in reserve for distributions to preferred shareholders	(31,429)
Accretion of original issue discount	(175,429)
Net amortization of market discount/premium	(1,593,129)
Income from paid in-kind capitalization	(3,662,105)
Changes in assets and liabilities:
Purchases of investments	(58,417,295)
Proceeds from sales, maturities and paydowns of investments	107,398,681
Increase in accrued interest income - unaffiliated issuers	(3,912,918)
Decrease in accrued interest income - affiliates	33,071
Decrease in accrued interest income - controlled companies	1,583
Increase in receivable for investments sold	(1,617,451)
Increase in dividend receivable from affiliated issuer	(8,476)
Increase in prepaid expenses and other assets	(13,972)
Decrease in payable for investments purchased	(625,620)
Decrease in management and advisory fees payable	(17,333)
Decrease in interest payable	(557,442)
Increase in payable to affiliate	15,694
Increase in accrued expenses and other liabilities	20,944
Net cash provided by operating activities	50,410,093

Financing activities
Proceeds from draws on credit facility	128,000,000
Principal repayments on credit facility	(168,000,000)
Distributions paid to common shareholders	(16,800,000)
Distributions paid to preferred shareholders	(1,217,372)
Net cash used in financing activities	(58,017,372)

Net decrease in cash and cash equivalents	(7,607,279)
Cash and cash equivalents at beginning of period	73,577,850
Cash and cash equivalents at end of period	$65,970,571

Supplemental cash flow information
Interest payments	$1,477,044
Tax payments	19,229

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

June 30, 2010

1.  Organization and Nature of Operations

Special Value Expansion Fund, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 12, 2004.  Investment operations commenced and initial funding was received on September 1, 2004.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.  GMAM Investment Funds Trust II (“GMAM”) owns 99.5% of the Company’s common shares.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. The Company, TCP and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors.  The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company.  The Board of Directors consists of three persons, two of whom are independent.  If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors.  The remaining Director of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

As of June 30, 2010, total maximum capitalization of the Company was approximately $427.8 million, consisting of $300 million of committed common equity, approximately $47.7 million of Series A and B preferred shares (“APS”), $80 million under a senior secured revolving credit facility (the “Senior Facility”), $156,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7).  The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company.  Most of the cash and investments of the Company are included in the collateral for the Senior Facility.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

1.  Organization and Nature of Operations (continued)

Credit enhancement with respect to the APS and Senior Facility is provided by a monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer.  Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved at September 1, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests.  However, the Company’s operating agreement prohibits the liquidation of the Company prior to September 1, 2014 if the APS are not redeemed in full prior to such liquidation.

Series A and B Preferred Capital

At June 30, 2010, the Company had 953 shares of APS issued and outstanding with a liquidation preference of $50,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).  The APS are redeemable at the option of the Company, subject to certain limitations.  Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option.  Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act.  As of June 30, 2010, the Company was in full compliance with such requirements.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The following is a summary of the significant accounting policies of the Company.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period.  Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

2.  Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the APS.  Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors, and are subject to their approval.  Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.  The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

2.  Summary of Significant Accounting Policies (continued)

Investments of the Company may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period. At June 30, 2010, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$-	$2,280,653
2	Other observable market inputs*	40,749,593	58,624,144	925,330
3	Independent third-party pricing sources that employ significant unobservable inputs	68,927,460	5,632,000	126,349,110
3	Internal valuations with significant unobservable inputs	932,153	296,701	5,404,998
Total		$110,609,206	$64,552,845	$134,960,091

* E.g. quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the nine months ended June 30, 2010 were as follows:

	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$120,454,760	$18,014,053	$119,406,611
Net realized and unrealized gains (losses)	25,081,825	904,378	(24,437,320)
Net acquisitions and dispositions	(87,422,677)	103,750	31,379,819
Net transfers into (out of) category	10,813,552	(13,390,181)	-
Ending balance	$68,927,460	$5,632,000	$126,349,110

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$935,101	$904,378	$(22,038,681)

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

2.  Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$277,430	$1,816,427	$2,764,371
Net realized and unrealized gains (losses)	176,124	12,182,962	(11,821,815)
Net acquisitions and dispositions	568,543	(13,702,688)	14,462,442
Net transfers into (out of) category	(89,944)	-	-
Ending balance	$932,153	$296,701	$5,404,998

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$176,124	$(291,123)	$(10,163,024)

There were no transfers between Level 1 and 2 during the nine months ended June 30, 2010.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction.  Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.  For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

2.  Summary of Significant Accounting Policies (continued)

Restricted Investments

The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale.  These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered.  Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult.  Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies.  At June 30, 2010, the Company had foreign currency denominated investments with an aggregate market value of approximately 13.0% of the Company’s total investments.  Such positions were converted at the closing rate in effect at June 30, 2010 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  Realized or unrealized gains or losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or unrealized gains and losses resulting from changes in the market prices of such investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments.  Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into certain swap transactions.  The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities.  The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.  Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar. Unrealized gains of $1,162,325 from derivative transactions during the nine months ended June 30, 2010 were included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

2.  Summary of Significant Accounting Policies (continued)

Valuations of open swap transactions at June 30, 2010 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$633,488

Debt Issuance Costs

Costs of $2.4 million were incurred in connection with placing the Company’s Senior Facility.  These costs were deferred and were being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method was not material to the Company’s operations.  On October 1, 2008, in accordance with the Company’s adoption of new accounting guidance that permitted the Company to begin recording its debt at fair value, all remaining debt issuance costs were written off and recorded as a change in accounting principle.

Purchase Discounts

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method.  However, GAAP also requires the Company to consider the collectability of interest when making accruals.  Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

2.  Summary of Significant Accounting Policies (continued)

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements. As of June 30, 2010, all tax years beginning October 1, 2007 remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the recognition of interest income, the timing of the recognition of gains and losses on certain investment transactions, the timing of distribution payments and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at June 30, 2010 were as follows:

Unrealized appreciation	$55,561,243
Unrealized depreciation	(101,315,191)
Net unrealized depreciation	(45,753,948)

Cost of investments	356,509,579

3.  Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees), after cumulative distributions to common shareholders have been made in an amount equal to a 12% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”).  After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees).  Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses.  As of June 30, 2010, the Hurdle exceeded the cumulative performance of the fund; accordingly, no liability for accrued but unpaid performance fees was recorded.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

3.  Distributions and Performance Fees (continued)

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date.  The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually.  As of June 30, 2010, the Company had declared $142,260,000 in distributions to common shareholders since inception.

The APS dividend rates were determined by auction at periodic intervals until regular auctions ceased in September of 2008.  Following the cessation of regular auctions, rates are determined as specified under such circumstances in the Statement of Preferences for the APS.  APS rates averaged 3.26% for the nine months ended June 30, 2010.

The Series Z share dividend rate is fixed at 8% per annum.

4.  Management Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 0.60% of the sum of the total common shareholder commitments and the APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and the amount of the APS when less than $1 million in liquidation value of preferred stock is outstanding.  In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Company.

5.  Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders which provides for a senior secured revolving credit facility (“Senior Facility”).  Total available credit under the Senior Facility, subject to certain collateral requirements, was $80 million at June 30, 2010, and will be reduced periodically until the maturity of the Senior Facility on June 5, 2012.  Advances under the Senior Facility bear interest at either LIBOR plus 2.25% per annum or the lenders’ cost of funds plus 2.25% per annum, not to exceed LIBOR plus 2.45% per annum.  The weighted-average interest rate on outstanding borrowings at June 30, 2010 was 2.56%. The Company also incurs commitment fees at a rate of 0.30% per annum on the undrawn portion of the Senior Facility, or $883 per day when the outstanding borrowings are less than $60,000,000.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

5.  Senior Secured Revolving Credit Facility (continued)

On October 1, 2008, the Company adopted new accounting guidance that permitted the Company to begin recording its Senior Facility at fair value in order to more accurately reflect the impact of the current market environment on the Company’s financial position and results of operations as a whole.  At June 30, 2010, the fair value of outstanding advances under the Senior Facility exceeded the principal amount by approximately $617,000, as reflected in the Company’s statement of assets and liabilities.  The fair value of the Senior Facility was determined by the Investment Manager using observable market inputs including LIBOR yield curves and quoted prices for similar issues, as well as certain unobservable inputs as needed, resulting in a Level 3 classification for the Senior Facility as a whole in the GAAP valuation hierarchy.  In connection with the adoption of this guidance, the Company recognized an unrealized gain of approximately $16.6 million on October 1, 2008, offset by a write-off of the Company’s remaining deferred debt issuance costs of approximately $1.2 million.  This net gain is included in the Statement of Changes in Net Assets as an adjustment to October 1, 2008 opening net assets.

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers, and the Company’s custodian.  These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations.  Management does not anticipate any material losses from counterparties with whom it conducts business.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

The Statement of Investments includes certain revolving loan facilities held by the Company with aggregate unfunded balances of approximately $16 million. These instruments are reflected at fair value and may be drawn up to the principal amount shown.  In August of 2008, the Company agreed to guaranty certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $1.5 million.  This amount was increased to approximately $3 million in November of 2008.  The guaranty may be terminated by the Company at any time subject to certain conditions.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications.  The Company’s maximum exposure under these arrangements is unknown.  However, the Company expects the risk of loss to be remote.

7.  Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 312 Series Z preferred shares authorized, issued and outstanding as of June 30, 2010.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends.  SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates.  In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share.  Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations.  The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 312 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of liquidation preference.  The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation and vote with the APS as a single class.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

8.  Financial Highlights

	Nine Months Ended
	June 30, 2010	Year Ended September 30,
	(Unaudited)	2009	2008	2007	2006	2005

Per Common Share:(1)
Net asset value, end of prior period	$426.24	$425.80	$572.71	$574.80	$550.96	$509.44
Adjustment for change in accounting principle credit facility fair valuation	-	28.14	-	-	-	-
Net asset value, beginning of period, adjusted	426.24	453.94	572.71	574.80	550.96	509.44

Investment operations:
Net investment income	24.83	32.07	81.61	42.84	50.20	8.43
Net realized and unrealized gain (loss)	30.72	(90.82)	(157.02)	50.99	54.11	79.06
Gain on retirement of Series A and B preferred shares	-	53.14	-	-	-	-
Distributions to preferred shareholders from:
Net investment income	(2.23)	(3.37)	(11.56)	(3.26)	(7.23)	(2.92)
Realized gains	-	(0.74)	-	(6.39)	(1.71)	(1.34)
Net change in reserve for distributions to preferred shareholders	0.06	0.31	0.42	(0.52)	(0.56)	(1.16)
Total from investment operations	53.38	(9.41)	(86.55)	83.66	94.81	82.07

Distributions to common shareholders from:
Net investment income	(29.81)	(16.33)	(60.36)	(27.17)	(55.75)	(22.71)
Net realized gains on investments	-	(1.96)	-	(53.26)	(15.22)	(10.41)
Returns of capital	-	-	-	(5.32)	-	-
Total distributions to common shareholders	(29.81)	(18.29)	(60.36)	(85.75)	(70.97)	(33.12)

Decrease in net assets from equity placement and offering costs charged to paid-in-capital	-	-	-	-	-	(7.43)
Net asset value, end of period	$449.81	$426.24	$425.80	$572.71	$574.80	$550.96

Return on invested assets (2), (6)	11.9%	(1.8)%	(7.1)%	16.1%	20.2%	28.3%

Gross return to common shareholders (6)	12.6%	(1.9)%	(16.4)%	19.1%	22.5%	20.2%
Performance fees / fee adjustment (6)	-	-	0.7%	(4.0)%	(4.8)%	(3.8)%
Adjustment for change in accounting principle - credit facility fair valuation	-	6.6%	-	-	-	-
Total return to common shareholders (3), (6)	12.6%	4.7%	(15.7)%	15.1%	17.7%	16.4%

Ratios and Supplemental Data:
Ratios to average common equity: (4), (7)
Net investment income	7.4%	8.0%	16.4%	7.3%	9.2%	1.4%
Expenses (before performance fees)	2.8%	3.7%	4.3%	4.6%	4.4%	5.8%
Expenses (including performance fees)	2.8%	3.7%	3.4%	8.2%	8.3%	9.6%

Ending net assets applicable to common shareholders	$245,931,752	$233,046,459	$232,808,517	$313,129,203	$314,270,127	$138,820,731

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

June 30, 2010

8.  Financial Highlights (continued)

	Nine Months Ended
	June 30, 2010	Year Ended September 30,
	(Unaudited)	2009	2008	2007	2006	2005

Ratios and Supplemental Data (continued):
Portfolio turnover rate (6)	19.1%	19.8%	34.6%	50.3%	27.4%	13.7%
Weighted-average debt outstanding (par)	$46,230,769	$81,078,082	$127,017,760	$141,498,630	$64,024,658	$9,479,452
Weighted-average interest rate	2.7%	3.0%	4.2%	5.9%	5.3%	3.4%
Weighted-average number of shares	546,750	546,750	546,750	546,750	392,502	202,102
Average debt per share	$84.56	$148.29	$232.31	$258.80	$163.12	$46.90

Annualized Inception-to-Date Performance Data as of June 30, 2010:
Return on invested assets (2)	12.6%
Internal rate of return (5)	7.2%

Notes to Financial Highlights:

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in early periods, and net investment income to average net assets is reduced, due to the Company's relatively smaller capital base while the Company was ramping up.

(5)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date.

(6)	Not annualized for periods of less than one year.

(7)	Annualized for periods of less than one year, except for performance fees.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (Unaudited) (1)

Nine Months Ended June 30, 2010

Investment	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

EP Management Corporation, Common Stock	$26,828,160	$-	$-	$29,933,904
EP Management Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12	2,229,721	-	2,334,615	-
EP Management Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13	1,853,858		2,077,151	-
Gores I SF Luxembourg S.àr.1. Company Ordinary Shares	246,398	-	-	9,742,956
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates	24,401,854	-	-	14,486,170
Online Resources Corporation, Series A-1 Convertible Preferred Stock	30,992,582	-	-	32,799,377
Online Resources Corporation, Common Stock	3,390,754	-	-	2,280,653
Revere Industries, LLC, 1st Lien Term Loan, LIBOR + 5.5%, due 12/14/11	89,944	-	89,944	-
Revere Industries, LLC, 1st Lien Rollover Term Loan, LIBOR + 6%, due 6/30/13	-	444,284	-	560,762
Revere Industries, LLC, 1st Lien Term Loan, LIBOR + 6%, due 6/30/13	-	127,736	-	171,075
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13	-	-	16,372	-
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2%, due 6/30/13	-	952,046	-	2,097,372
Revere Holdings Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	4,769,024	915,603	-	8,294,841
Revere Holdings Inc., Class A Common Shares	-	-	-	-
Revere Holdings Inc., Class B Common Shares	-	-	-	-
Revere Leasing LLC, Class A Units	272,793	-	2,187	270,606
Revere Leasing LLC, Class B Units	618,068	-	4,949	613,119
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10.0% PIK, due 10/1/11	7,856,597	658,362	-	9,061,139
WinCup, Inc., Common Stock	28,065,815	-	-	11,604,784
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/11	3,613,193	338,766	355,095	3,457,894

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the investments listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Restricted Securities of Unaffiliated Issuers (Unaudited)

June 30, 2010

Investment	Acquisition Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$13,312,308
Bally Total Fitness Holding Corporation, Warrants	4/30/10	-
Encompass Digital Media Group, Inc., Common Stock	1/15/10	507,834
Dialogic Corporation, Class A Convertible Preferred Stock	9/28/06	2,967,357
Doral Financial Corporation, Non-Contingent Offered Preferred Stock Shares	4/19/10	252,000
Doral Holdings, LP Interest	7/12/07	4,151,971
GSI Group, Inc., Common Stock	8/20/08	822,739
GSI Group Corporation, Senior Notes, 11%, due 8/20/13	8/20/08	5,048,092
GXS Holdings, Inc., Common Stock	3/28/08	681,620
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	27,265
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	12/17/09	12,675,473
Hawkeye Renewables, LLC, Class B Units	6/18/10	-
Hawkeye Renewables, LLC, Class C Units	6/18/10	1,157,270
Integra Telecom, Inc., Common Stock	11/19/09	31,056,377
Integra Telecom, Inc., Warrants	11/19/09	72,344
ITC Deltacom Inc., Senior Secured Notes, 10.5%, due 4/1/16	4/9/10	7,828,560
Landry's Restaurants, Inc., Senior Secured Notes, 11.625%, due 12/1/15	11/17/09	2,695,916
Mach Gen, LLC, Common Units	Var. 2005 & 2008	4,628,644
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12	Various 2010	2,346,568
NEF Kamchia Co-Investment Fund, LP Interest	7/30/07	2,439,543
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09	4/4/06	6,811,237
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17	6/17/09	9,023,460
TPG Hattrick Holdco, LLC, Common Units	4/21/06	1,630,062